Class A Shares – PFHAX Class I Shares – PFHIX

Fountain Short Duration High Income Fund

February 2, 2015

Summary Prospectus
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Statutory Prospectus and Statement of Additional Information and other information about the Fund online at http://www.palmersquarefunds.com/fountain-short-duration-high-income-fund.  You may also obtain this information at no cost by calling 1-866-933-9033 or by sending an e-mail request to investorrelations@palmersquarecap.com.  The Fund's Prospectus and Statement of Additional Information, both dated February 1, 2015, as each may be amended or supplemented, are incorporated by reference into this Summary Prospectus.

Investment Objective
The investment objective of the Fountain Short Duration High Income Fund (the “Fund”) is to seek income.  As a secondary objective, the Fund seeks capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of the Fund.  More information about these and other discounts is available from your financial professional and in the section titled “Class A Shares” on page 21 of the Statutory Prospectus.

		Class A Shares		Class I Shares
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)		5.75%		None
Maximum deferred sales charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)		1.00%[1]		None
Redemption fee if redeemed within 90 days of purchase (as a percentage of amount redeemed)		1.00%		1.00%
Wire fee		$20		$20
Overnight check delivery fee		$25		$25
Retirement account fees (annual maintenance fee)		$15		$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees		0.55%		0.55%
Distribution and/or service (12b-1) fees		0.25%		None
Other expenses		1.05%		1.05.%
Shareholder servicing fee	0.05%		0.05%
All other expenses	1.00%		1.00%
Total annual fund operating expenses		1.85%		1.60%
Fees waived and/or expenses reimbursed[2]		(0.61)%		(0.61)%
Total annual fund operating expenses (after fees waived and/or expenses reimbursed)[2]		1.24%		0.99%

1.	No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge ("CDSC") of 1.00% will be imposed on certain redemptions of such shares within 12 months of the date of purchase.
2.	The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.24% and 0.99% of the average daily net assets of the Fund's Class A shares and Class I shares, respectively. This agreement is in effect until January 31, 2016 and it may be terminated before that date only by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period of three years from the date of the waiver or payment.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  The one-year example and the first year of the three-year example are based on net operating expenses, which reflect the expense waiver/reimbursement arrangement with the Fund’s advisor.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$694	$1,067	$1,465	$2,572
Class I shares	$101	$445	$813	$1,859

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance.  During the period October 7, 2013 (commencement date) through September 30, 2014 the portfolio turnover rate was 79% of the average value of its portfolio.

Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in short duration high yield fixed, variable or floating rate debt securities.  High yield securities, also referred to as “junk” bonds or “leveraged loans,” are securities rated BB+, Ba1 or below by independent rating agencies at the time of purchase or if unrated, determined to be of comparable credit quality by the Fund’s advisor or sub-advisor.  The Fund’s strategy is managed on a day-to-day basis by Fountain Capital Management, L.L.C., the sub-advisor to the Fund (the “Sub-Advisor” or “Fountain”), subject to overall supervision by the Fund’s investment advisor, Palmer Square Capital Management LLC (the “Advisor”).

The types of debt securities in which the Fund invests include, but are not limited to, U.S. Dollar denominated corporate bonds, notes, bank loans or leveraged loans, and government obligations.  The Fund may invest in securities of issuers based outside of the U. S., which will typically be U.S. Dollar denominated but may also include securities denominated in non- U.S. currencies.  The Fund will generally target an average portfolio duration of between one and three years.  Duration is a measure of the underlying portfolio’s price sensitivity to changes in prevailing interest rates. The longer a security’s duration, the more sensitive its price will be to changes in interest rates.  For example, the approximate percentage change in the price of a security with a three-year duration would be 3% in response to a 1.00% increase in interest rates.

The Fund’s Advisor and Sub-Advisor believe that high yield securities with short maturities are often overlooked, inefficiently priced and offer attractive returns to patient investors.  The Fund seeks returns over a full credit cycle while attempting to take on less risk relative to the broader high yield securities market.  In pursuing the Fund’s investment objective, the sub-advisor seeks to identify securities of companies with improving credit fundamentals in attractive industries, thereby increasing the possibility of credit upgrade and decreasing the possibility of credit downgrade or issuer default.  Furthermore, by targeting investments with a shorter maturity, the Sub-Advisor believes the fundamental credit visibility is better and, hence, less risky relative to than investing in longer maturity bonds.

The Sub-Advisor may use derivatives, including but not limited to, interest rate futures, index futures, swaps, as well as options on fixed income securities, interest rate futures, interest rate spreads and indices, to seek to hedge various market risks, to manage the effective maturity or duration of the securities held by the Fund.

The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (the “1940 Act”), which means that it may invest more of its assets in a smaller number of issuers than “diversified” funds.

Principal Risks
The Fund's principal risks are described below.  Before you decide whether to invest in the Fund, carefully consider these risk factors and special considerations associated with investing in the Fund, which may cause investors to lose money.

•	General Market Risk. The Fund’s net asset value and investment return will fluctuate based upon changes in the value of its portfolio securities. Certain securities held by the Fund may be worth less than the price originally paid for them, or less than they were worth at an earlier time.

•	Debt Securities Risks. The Fund’s investments in debt securities will be subject to credit risk, interest rate risk and prepayment risk.

•	Interest Rate Risk. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term securities being more sensitive than shorter-term securities. These risks are greater during periods of rising inflation.

•	High Yield Bond Risk. High-yield bonds are debt securities rated below investment grade (often called “junk” bonds). Junk bonds are speculative, involve greater risks of default, downgrade, or price declines and are tend to be less liquid than investment-grade securities. Companies issuing high yield bonds are less financially strong, are more likely to encounter financial difficulties and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings.

•	Liquidity Risk. The Fund may invest in securities that may have little or no active trading market. The Fund may not be able to sell these securities promptly due to a lack of demand in the market place or other factors such as market turmoil, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. Illiquid assets may also be difficult to value.

•	Bank Loan Risk. The Fund’s investments in secured and unsecured participations in bank loans and assignments of such loans may create substantial risk. In making investments in such loans, which are made by banks or other financial intermediaries to borrowers, the Fund will depend primarily upon the creditworthiness of the borrower for payment of principal and interest which will expose the Fund to the credit risk of both the financial institution and the underlying borrower. The market for bank loan may not be highly liquid and the Fund may have difficulty selling them.

•	Government-Sponsored Entities Risk. The Fund’s investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities, such as Fannie Mae. Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

•	Derivatives Risk. Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. Major types of derivatives include futures, options, and swaps. Using derivatives can have a leveraging effect and increase fund volatility. Derivatives can be highly illiquid and difficult to unwind or value, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the Fund's other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, additional risks are associated with derivatives trading that are possibly greater than the risks associated with investing directly in the underlying instruments. These additional risks include illiquidity risk and counterparty credit risk. A small investment in derivatives could have a potentially large impact on the Fund’s performance. Financial reform laws have changed many aspects of financial regulation applicable to derivatives. Once implemented, new regulations, including margin, clearing, and trade execution requirements, may make derivatives more costly, may limit their availability, may present different risks or may otherwise adversely affect the value or performance of these instruments. The extent and impact of these regulations are not yet fully known and may not be known for some time.

•	Leverage Risk. Certain Fund transactions, including entering into futures contracts and taking short positions in financial instruments, may give rise to a form of leverage. Leverage can magnify the effects of changes in the value of the Fund’s investments and make the Fund more volatile. Leverage creates a risk of loss of value on a larger pool of assets than the Fund would otherwise have had, potentially resulting in the loss of all assets. The Fund may also have to sell assets at inopportune times to satisfy its obligations in connection with such transactions.

•	Foreign Securities Risk. The Fund’s investment in foreign issuers involves risks not generally associated with investments in securities of U.S. companies, including risks relating to currency fluctuations, political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices.

•	Management Risk. The value of your investment depends on the judgment of the Fund’s Sub-Advisor about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect. Investment strategies employed by the Fund’s advisor in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

•	Non-Diversified Fund Risk. The Fund is classified as “non-diversified” which means the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investments in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers.

Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year for Class I shares and by showing how the average annual total returns of each class of the Fund compare with the average annual total returns of a broad-based market index.  Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ.  Updated performance information is available at the Fund’s website, www.palmersquarefunds.com, or by calling the Fund at 1-866-933-9033.  The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.   Sales loads are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

Calendar-Year Total Return (before taxes) for Class I Shares
For each calendar year at NAV

Highest Calendar Quarter Return:	1.79%	Quarter Ended 3/31/14
Lowest Calendar Quarter Return:	-1.77%	Quarter Ended 12/31/14

Average Annual Total Returns as of December 31, 2014	One Year	Since Inception (October 7, 2013)
Class I Shares - Return Before Taxes	(0.23)%	1.72%
Class I Shares -Return After Taxes on Distribution*	(2.02)%	0.04%
Class I Shares - Return After Taxes on Distribution and Sale of Fund Shares*	(0.11)%	0.57%
Class A Shares - Return Before Taxes	(6.16)%	(3.25)%
Credit Suisse Leveraged Lone Index (reflects no deduction for fees, expenses or taxes	2.06%	3.03%
BofA Merrill Lynch 0-3 Year DTW BB-B Index (reflects no deduction for fees, expenses or taxes)	1.78%	3.02%

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  After–tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  After-tax returns are shown for Class I Shares only and after-tax returns for classes other than Class I will vary from returns shown for Class A.

Investment Advisor
Palmer Square Capital Management LLC is the Fund’s investment advisor.

Sub-Advisor
Fountain Capital Management, L.L.C. is the Fund’s sub-advisor.

Portfolio Managers
Erin Carney, CFA and Adam Peltzer, CFA, CPA, of Fountain have served as portfolio managers of the Fund since its inception and are jointly and primarily responsible for the day-to-day management of the Fund’s

Purchase and Sale of Fund Shares
The following shows the Fund's investment minimums for various types of accounts:

Minimum Investments	To Open Your Account	To Add to Your Account
Class A Shares
Direct Regular Accounts	$2,500	$100
Direct Retirement Accounts	$2,500	$100
Automatic Investment Plan	$2,500	$100
Gift Account For Minors	$2,500	$100
Class I Shares
All Accounts	$1,000,000	$5,000

Shares of the Fund are redeemable through your broker-dealer or other financial intermediary, by mail, or by telephone on any day the New York Stock Exchange (the “NYSE”) is open for business by written request or by telephone.  If you are purchasing or redeeming Fund shares through an intermediary such as a broker-dealer or bank, contact your intermediary directly.

Tax Information
The Fund’s distributions are generally taxable and will ordinarily be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account.  Shareholders investing through such tax-deferred accounts may be taxed later upon withdrawal of monies from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.